Exhibit 32.3

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO
18 U.S.C. 1350
(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the Quarterly Report on Form 10-Q of Tigo Energy, Inc. (the “Company”) for the quarter ended June 30, 2023, as filed with the Securities and Exchange Commission on August 11, 2023, as amended by Amendment No. 1 dated as of the date hereof (the “Report”), I, Bill Roeschlein, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 23, 2023

/s/ Bill Roeschlein
Bill Roeschlein
Chief Financial Officer
(Principal Financial and Accounting Officer)